UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2020 (February 14, 2020)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Maryland	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)
(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On February 14, 2020, Healthcare Realty Trust Incorporated (the “Company”) entered into six equity distribution agreements (the “Equity Distribution Agreements”) with each of Goldman Sachs & Co. LLC, BofA Securities, Inc., Jefferies LLC, Scotia Capital (USA) Inc., Fifth Third Securities, Inc. and Credit Agricole Securities (USA) Inc., in connection with an offering of shares of the Company's common stock (the “Shares”) from time to time having an aggregate offering price of up to $500,000,000 (the “Equity Offering Program”). Concurrently with entry into the Equity Distribution Agreements, as a part of the Equity Offering Program, the Company also entered into five master forward confirmations (the “Master Forward Confirmations”), with each of Goldman Sachs & Co. LLC, Bank of America, N.A., Inc., Jefferies LLC, The Bank of Nova Scotia, and Credit Agricole Corporate and Investment Bank, pursuant to which the Company also may enter into forward sale agreements under the Master Forward Confirmations. In connection therewith, the relevant forward purchaser will, at the Company's request, borrow from third parties and, through the relevant agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.

Pursuant to the Equity Distribution Agreements, the Shares may be offered and sold through any of the sales agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Equity Distribution Agreements provide that each sales agent will be entitled to compensation up to 2.00% of the gross proceeds of the Shares sold through such sales agent from time to time under the applicable Equity Distribution Agreement. In connection with each forward sale transaction, the Company will pay the relevant forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement, up to 2.00% of the gross sales price of all borrowed shares of the Company's common stock sold during the applicable forward hedge selling period by it as a forward seller. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreements, and may at any time suspend solicitation and offers under the Equity Distribution Agreements. The Equity Distribution Agreements are subject to other customary terms and conditions.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-236396). The Company filed a prospectus supplement, dated February 14, 2020, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Company will use the net proceeds from this offering, including from the settlement of any forward sales agreements, for general corporate purposes, including the acquisition and development of healthcare facilities. Pending such investments, the Company will apply the net proceeds to outstanding indebtedness under its unsecured credit facility due May 2023 and/or place the net proceeds in interest-bearing bank accounts or in readily marketable, interest-bearing securities. Affiliates of Goldman Sachs & Co. LLC, BofA Securities, Inc., Scotia Capital (USA) Inc., Fifth Third Securities, Inc., and Credit Agricole Securities (USA) Inc. are lenders under the Company’s unsecured credit facility and therefore will receive a portion of the net proceeds from this offering through the repayment of outstanding amounts on the Company’s unsecured credit facility.

The Company and each of Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities LLC, BMO Capital Markets Corp., and Cantor Fitzgerald & Co. were parties to prior sales agreements (the "Prior Sales Agreements") under the Company's prior at-the-market-equity offering program. Those Prior Sales Agreements were terminated in connection with the entry into the new Equity Offering Program.

The disclosure in this item is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. An offering, if any, will be made solely by means of a prospectus supplement and an accompanying prospectus under the Company’s registration statement on Form S-3ASR (Registration No. 333-236396).

The foregoing description of the Equity Distribution Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the Equity Distribution Agreements, which are filed herewith as Exhibits 1.1 through 1.6, each of which is incorporated herein by reference.The foregoing description of the Master Forward Confirmations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Forward Confirmations, which are filed herewith as Exhibits 1.7 through 1.11, each of which is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

No.	Description
1.1	Equity Distribution Agreement, dated as February 14, 2020, between the Company and Goldman Sachs & Co. LLC. (filed herewith)
1.2	Equity Distribution Agreement, dated as February 14, 2020, between the Company, BofA Securities, Inc., and Bank of America, N.A. (filed herewith)
1.3	Equity Distribution Agreement, dated as February 14, 2020, between the Company and Jefferies LLC. (filed herewith)
1.4	Equity Distribution Agreement, dated as February 14, 2020, between the Company, Scotia Capital (USA) Inc., and The Bank of Nova Scotia. (filed herewith)
1.5	Equity Distribution Agreement, dated as February 14, 2020, between the Company and Fifth Third Securities, Inc. (filed herewith)
1.6	Equity Distribution Agreement, dated as February 14, 2020, between the Company, Credit Agricole Securities (USA) Inc., and Credit Agricole Corporate and Investment Bank. (filed herewith)
1.7	Master Forward Confirmation, dated as of February 14, 2020, between the Company and Goldman Sachs & Co. LLC. (filed herewith)
1.8	Master Forward Confirmation, dated as of February 14, 2020, between the Company and Bank of America, N.A. (filed herewith)
1.9	Master Forward Confirmation, dated as of February 14, 2020, between the Company and Jefferies LLC. (filed herewith)
1.10	Master Forward Confirmation, dated as of February 14, 2020, between the Company and The Bank of Nova Scotia. (filed herewith)
1.11	Master Forward Confirmation, dated as of February 14, 2020, between the Company and Credit Agricole Corporate and Investment Bank. (filed herewith)
5	Opinion of Waller Lansden Dortch & Davis, LLP. (filed herewith)
8	Tax Opinion of Waller Lansden Dortch & Davis, LLP. (filed herewith)
23	Consents of Waller Lansden Dortch & Davis, LLP. (included in Exhibits 5 and 8)
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
	By:	/s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President - Chief Financial Officer
February 14, 2020